Filed under Rules 497(e) and 497(k)
Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Diversified Fixed Income Portfolio

(the “Portfolio”)

Supplement dated July 29, 2026

to the Portfolio’s Summary Prospectus and Prospectus dated

July 29, 2026, supplemented and amended to date

In accordance with the terms of an Agreement and Plan of Reorganization, if certain conditions are satisfied, the Portfolio will acquire the assets and liabilities of a series of Guardian Variable Products Trust (the “Guardian Fund”) in exchange for shares of the Portfolio, in a transaction scheduled to occur on or about December 4, 2026 (the “Reorganization”). The Board of Trustees of Seasons Series Trust has approved the Agreement and Plan of Reorganization and determined that the Reorganization is in the best interests of the Portfolio. Guardian Fund shareholder approval is required. Portfolio shareholder approval is not required.

The acquired assets are expected to consist entirely of cash. The additional assets will increase the size of the Portfolio, potentially lowering its net expense ratio due to economies of scale. The Portfolio might depart from its principal investment strategy and policies temporarily, as it invests the cash in securities consistent with its investment objective and principal investment strategy. Transactions costs associated with those investments will be borne indirectly by shareholders of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SC4559IN1.1 (7/26)